UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  June 25, 2008
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                              TRANSNET CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                   0-8693              22-1892295
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(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


45 Columbia Road, Somerville, New Jersey                       08876-3576
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(Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code:           908-253-0500
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----------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (e)

On June 25, 2008, TransNet Corporation renewed the existing employment contracts, at the same terms and conditions with its President and Vice President, respectively, for an additional five years, through June 30, 2013.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1 The employment contracts are exhibits 10.3 to the Corporation's Form 10-K for the fiscal year ended June 30, 2001, and are incorporated herein by reference.



                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TransNet Corporation
                                         (Registrant)
June 25, 2008
-------------------------------          /s/ Steven J. Wilk
                                         --------------------------------------
                                         Steven J. Wilk
                                         President and Chief Executive Officer